April 11, 2019

Shenkman Capital Short Duration High Income Fund

Class A	SCFAX
Class C	SCFCX
Class F	SCFFX
Institutional Class	SCFIX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional
Information (“SAI”), each dated January 28, 2019

Effective immediately, Mr. Steven N. Schweitzer will no longer serve as a co-portfolio manager to the Shenkman Capital Short Duration High Income Fund (the “Fund”).  Therefore, please disregard all references to Mr. Schweitzer in the Summary Prospectus, Prospectus and SAI for the Fund.  Shenkman Capital Management, Inc. continues to serve as investment adviser to the Fund and Mark R. Shenkman, Justin W. Slatky, Nicholas Sarchese and Jordan Barrow continue to serve as co-portfolio managers for the Fund.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.